EXHIBIT 17

MUTUAL GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS THAT:

     THIS MUTUAL GENERAL RELEASE (“Release”) is made and entered into by and between KEVIN BRENNAN (“Brennan”), BARRON PARTNERS, LP (“Barron”) and XRG, INC. (“XRG”).

W I T N E S S E T H:

     WHEREAS, in connection with the business and operations of XRG, each of the above parties believes it is in their respective best interest to enter into this Release.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration the receipt of which is hereby acknowledged by each of Brennan, Barron and XRG, it is agreed as follows:

     1. Recitations. The above recitations are true and correct and are incorporated in full herein.

     2. Mutual Release.

          (a) Brennan hereby remises, releases and forever discharges, and by these presents for his heirs, personal representatives, successors and assigns does remise, release and forever discharges XRG and Barron and XRG’s and Barron’s affiliated companies, past and present parents, subsidiaries, divisions and present and former employees, officers, directors, shareholders, successors and assigns, from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Mr. Brennan has, ever had or may have with respect to XRG or Barron, from the beginning of the world to the date of this Release, including without limitation and to the maximum extent permitted by law, any rights or claims Mr. Brennan has or may have under the Federal Age Discrimination in Employment Act; Title VII of the Federal Civil Rights Act of 1964; the Federal Equal Pay Act; the Federal Americans with Disabilities Act; the Federal Employee Retirement Income Security Act of 1974; the Federal Fair Labor Standards Act; Florida Statutes Chapter 448, Chapter 760, Section 724.07; the Florida Constitution; and any other federal, state, county, or local statute, ordinance, resolution, rule or regulation relating in any way to Mr. Brennan’s employment with or equity interest in XRG; or under any other provision of law or contract, including without limitation any claim arising out of, or related to, any contract between Mr. Brennan and XRG, including but not limited to, a Employment Agreement dated March 1, 2004 and Amendment to Employment Agreement dated February 10, 2005.

          (b) XRG and Barron do hereby remise, release and forever discharge Brennan and his respective heirs, personal representatives, successors, assigns, officers, directors and shareholders, as the situation applies, from any and all liabilities, rights, claims, demands, actions and causes of action of any nature whatsoever, whether arising at law or in equity, by reason of any matter, cause, happening or thing pertaining to the operations and financing of XRG, from the beginning of time until the date of this Release, EXCEPTING ONLY claims XRG or Barron may have against Brennan which are grounded or based upon fraud, malfeasance, misappropriation of assets or theft.

     3. Conditions Precedent/Return of Shares. It is understood that this Release is provided as a condition precedent to BARRON PARTNERS, LP (“Barron”) providing XRG an additional One Million Two Hundred Fifty Thousand Dollars ($1,250,000) of necessary and essential working capital and accordingly this Release is supported by good and valuable consideration. Mr. Brennan agrees to reduce his ownership of XRG’s common stock from 529,167 shares to 396,875 shares and that from this date forward Mr. Brennan agrees that he has released all right, title and interest in and to 132,292 XRG common shares. Mr. Brennan will cooperate with XRG in facilitating the return of his original stock certificates and the reissuance of a new stock certificate representing the reduced number of shares of XRG owned by Mr. Brennan. This General Release is also expressly conditioned upon XRG paying Mr. Brennan $13,425.92 from the proceeds of the Barron working capital advance referred to herein and if XRG does not pay this amount, then this Release is null and void.

     4. Acknowledgment. Each party acknowledges that he, she or it has: (i) carefully read and fully understands all of the provisions of this Release; (ii) knowingly and voluntarily agrees to all of the terms set forth in this Release; (iii) knowingly and voluntarily agrees to be legally bound by this Release; (iv) been fully advised and encouraged in writing to consult with an attorney prior to signing this Release; and (v) consulted with an attorney with respect to his Release.

     5. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Release and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     6. Severability. Whenever possible each provision and term of this Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Release shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Release.

     7. Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given in person, by telegram or facsimile (receipt verified), or sent by registered or certified mail (postage prepaid, return receipt requested), and shall be deemed to have been duly given if so govern to the address set forth on the signature page of this Release (or to such other address as any party may have furnished to the other in writing, except that changes of address shall only be effective upon receipt.

     8. Captions. The captions used in this Release are for convenience of reference only and do not constitute a part of this Release and shall not be deemed to limit, characterize or in any way affect any provision of this Release, and all provisions of this Release shall be enforced and construed as if no caption had been used in this Release.

     9. Counterparts. This Release may be executed in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute on and the same instrument. A facsimile copy of this Release and any signatures hereon shall be considered as originals for all purposes.

     10. Entire Agreement; Amendment. This Release constitutes the entire agreement between the parties and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof. This Release may be altered or amended only by a writing signed by the party to be charged.

     IN WITNESS WHEREOF, the parties hereto have executed this Release as of May 20, 2005.

WITNESSES:

/s/ KEVIN BRENNAN

Print Name:	KEVIN BRENNAN

Address:

Print Name:

BARRON PARTNERS, LP

	By:	/s/ ANDREW BARRON WORDEN

Print Name:		ANDREW BARRON WORDEN

Address:

Print Name:

XRG, INC.

	By:	/s/ RICHARD FRANCIS

Print Name:		RICHARD FRANCIS

Address:

Print Name:

STATE OF FLORIDA)

COUNTY OF PINELLAS )

     The foregoing instrument was acknowledged before me this                      day of May, 2005, by KEVIN BRENNAN, individually, who ☐ is well known to me, or ☐ produced a driver’s license as identification.

Notary Public
Print Name:

My Commission Expires

STATE OF FLORIDA)

COUNTY OF PINELLAS )

     The foregoing instrument was acknowledged before me this                      day of May, 2005, by ANDREW BARRON WORDEN, on behalf of BARRON PARTNERS, LP, who ☐ is well known to me, or ☐ produced a driver’s license as identification.

Notary Public
Print Name:

My Commission Expires

STATE OF FLORIDA)

COUNTY OF PINELLAS )

     The foregoing instrument was acknowledged before me this                      day of May, 2005, by RICHARD FRANCIS, as Chief Executive Officer, on behalf of XRG, INC., who ☐ is well known to me, or ☐ produced a driver’s license as identification.

Notary Public
Print Name:

My Commission Expires

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